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                                                                 Exhibit 10.17.1


                                                     GENZYME CORPORATION

NOTICE OF GRANT OF STOCK OPTIONS                     ID: 06-1047163
AND OPTION AGREEMENT                                 500 Kendall Street
                                                     Cambridge, MA 02142



 OPTIONEE NAME                                       OPTION NUMBER:
 OPTIONEE ADDRESS                                    PLAN:
                                                     ID:



Effective _________, you have been granted a(n) Incentive Stock Option to buy _____ shares of GENZYME CORPORATION (the Company) stock at $_______ per share.

The total option price of the shares granted is $_________.

Shares in each period will become fully vested on the date shown.

    Shares               Vest Type              Full Vest           Expiration



                      MAINTAIN THIS COPY FOR YOUR RECORDS.



These options are granted under and governed by the terms and conditions of the Company's Stock Option plan as amended and the Option Agreement, all of which are attached and made a part of this document.


                                                                          Date:
                                                                          Time:

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                 GENZYME CORPORATION 2001 EQUITY INCENTIVE PLAN
                               OFFICER (TIER I/II)
                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS


         1. PLAN INCORPORATED BY REFERENCE. THIS OPTION IS ISSUED PURSUANT TO THE TERMS OF THE PLAN AND MAY BE AMENDED AS PROVIDED IN THE PLAN. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS CERTIFICATE HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN. THIS CERTIFICATE DOES NOT SET FORTH ALL OF THE TERMS AND CONDITIONS OF THE PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE. THE COMMITTEE ADMINISTERS THE PLAN AND ITS DETERMINATIONS REGARDING THE OPERATION OF THE PLAN ARE FINAL AND BINDING. COPIES OF THE PLAN MAY BE OBTAINED UPON WRITTEN REQUEST WITHOUT CHARGE FROM THE SHAREHOLDER RELATIONS DEPARTMENT OF THE COMPANY.

         2. OPTION PRICE. THE PRICE TO BE PAID FOR EACH SHARE OF COMMON STOCK ISSUED UPON EXERCISE OF THE WHOLE OR ANY PART OF THIS OPTION IS THE OPTION PRICE SET FORTH ON THE FACE OF THIS CERTIFICATE (THE "OPTION PRICE").

         3. EXERCISABILITY SCHEDULE. THIS OPTION MAY BE EXERCISED AT ANY TIME AND FROM TIME TO TIME UP TO THE NUMBER OF SHARES AND IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH ON THE FACE OF THIS CERTIFICATE, BUT ONLY FOR THE PURCHASE OF WHOLE SHARES. THIS OPTION MAY NOT BE EXERCISED AS TO ANY SHARES AFTER THE DATE OF EXPIRATION SET FORTH ON THE FACE OF THIS CERTIFICATE (THE "EXPIRATION DATE").

         4. METHOD OF EXERCISE. TO EXERCISE THIS OPTION, THE PARTICIPANT SHALL DELIVER WRITTEN NOTICE OF EXERCISE TO THE COMPANY SPECIFYING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED ACCOMPANIED BY PAYMENT OF THE OPTION PRICE FOR SUCH SHARES IN CASH, BY CERTIFIED CHECK OR IN SUCH OTHER FORM, INCLUDING SHARES OF COMMON STOCK OF THE COMPANY VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY, AS THE COMMITTEE MAY APPROVE. PROMPTLY FOLLOWING SUCH NOTICE, THE COMPANY WILL DELIVER TO THE PARTICIPANT A CERTIFICATE REPRESENTING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED.

         5. RECAPITALIZATION, MERGERS, ETC. IN THE EVENT OF A CONSOLIDATION OR MERGER OF THE COMPANY WITH ANOTHER ENTITY, THE SALE OR EXCHANGE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY OR A REORGANIZATION OR LIQUIDATION OF THE COMPANY, THE COMMITTEE MAY UPON WRITTEN NOTICE TO THE PARTICIPANT PROVIDE THAT THIS OPTION SHALL TERMINATE ON A DATE NOT LESS THAN 20 DAYS AFTER THE DATE OF SUCH NOTICE UNLESS THERETOFORE EXERCISED. IN CONNECTION WITH SUCH NOTICE, THE COMMITTEE MAY IN ITS DISCRETION ACCELERATE OR WAIVE ANY DEFERRED EXERCISE PERIOD. [ NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY (AS DEFINED IN A VOTE OF THE COMPENSATION COMMITTEE ADOPTED MAY 29, 2002), THIS OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISABILITY SCHEDULE OR DEFERRED EXERCISE PERIOD.](1)

         6. OPTION NOT TRANSFERABLE. THIS OPTION IS NOT TRANSFERABLE BY THE PARTICIPANT OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION, AND IS EXERCISABLE, DURING THE PARTICIPANT'S LIFETIME, ONLY BY THE PARTICIPANT. THE NAMING OF A DESIGNATED BENEFICIARY DOES NOT CONSTITUTE A TRANSFER.

         7. EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT. IF THE PARTICIPANT'S EMPLOYMENT WITH (a) THE COMPANY, (b) AN AFFILIATE, OR (c) A CORPORATION (OR PARENT OR SUBSIDIARY CORPORATION OF SUCH CORPORATION) ISSUING OR ASSUMING A STOCK OPTION IN A TRANSACTION TO WHICH SECTION 424(a) OF THE CODE APPLIES, IS TERMINATED FOR ANY REASON OTHER THAN BY DISABILITY (WITHIN THE MEANING OF SECTION 22(e)(3) OF THE CODE), DEATH OR RETIREMENT, THE PARTICIPANT MAY EXERCISE THE RIGHTS WHICH WERE AVAILABLE TO THE PARTICIPANT AT THE TIME OF SUCH TERMINATION ONLY WITHIN THREE MONTHS FROM THE DATE OF TERMINATION. IF PARTICIPANT'S EMPLOYMENT IS TERMINATED AS A RESULT OF DISABILITY, THIS OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND SUCH RIGHTS MAY BE EXERCISED WITHIN TWELVE MONTHS FROM THE DATE OF TERMINATION. IF PARTICIPANT'S EMPLOYMENT IS TERMINATED AS A RESULT OF RETIREMENT (WHICH IS DEFINED AS A MINIMUM OF AGE 60 PLUS A MINIMUM OF FIVE YEARS OF SERVICE), THIS OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND SUCH RIGHTS MAY BE EXERCISED WITHIN THREE YEARS FROM THE DATE OF TERMINATION. UPON THE DEATH OF THE PARTICIPANT, THIS OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISE PERIOD, AND HIS OR HER DESIGNATED BENEFICIARY SHALL HAVE THE RIGHT, AT ANY TIME WITHIN TWELVE MONTHS AFTER THE DATE OF DEATH, TO EXERCISE IN WHOLE OR IN PART ANY RIGHTS THAT WERE AVAILABLE TO THE PARTICIPANT AT THE TIME OF DEATH. NOTWITHSTANDING THE FOREGOING, NO RIGHTS UNDER THIS OPTION MAY BE EXERCISED AFTER THE EXPIRATION DATE.

         8. COMPLIANCE WITH SECURITIES LAWS. IT SHALL BE A CONDITION TO THE PARTICIPANT'S RIGHT TO PURCHASE SHARES OF COMMON STOCK HEREUNDER THAT THE COMPANY MAY, IN ITS DISCRETION, REQUIRE (a) THAT THE SHARES OF COMMON STOCK RESERVED FOR ISSUE UPON THE EXERCISE OF THIS OPTION SHALL HAVE BEEN DULY LISTED, UPON OFFICIAL NOTICE OF ISSUANCE, UPON ANY NATIONAL SECURITIES EXCHANGE OR AUTOMATED QUOTATION SYSTEM ON WHICH THE COMPANY'S COMMON STOCK MAY THEN BE LISTED OR QUOTED, (b) THAT EITHER (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SHARES SHALL BE IN EFFECT, OR (ii) IN THE OPINION OF COUNSEL FOR THE COMPANY, THE PROPOSED PURCHASE SHALL BE EXEMPT FROM REGISTRATION UNDER THAT ACT AND THE PARTICIPANT SHALL HAVE MADE SUCH UNDERTAKINGS AND AGREEMENTS WITH THE COMPANY AS THE COMPANY MAY REASONABLY REQUIRE, AND (c) THAT SUCH OTHER STEPS, IF ANY, AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY LAW APPLICABLE TO THE ISSUE OF SUCH SHARES BY THE COMPANY SHALL HAVE BEEN TAKEN BY THE COMPANY OR THE PARTICIPANT, OR BOTH. THE CERTIFICATES REPRESENTING THE SHARES PURCHASED UNDER THIS OPTION MAY CONTAIN SUCH LEGENDS AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY APPLICABLE LAW.

         9. PAYMENT OF TAXES. THE PARTICIPANT SHALL PAY TO THE COMPANY, OR MAKE PROVISION SATISFACTORY TO THE COMPANY FOR PAYMENT OF ANY TAXES REQUIRED BY LAW TO BE WITHHELD WITH RESPECT TO THE EXERCISE OF THIS OPTION. THE COMMITTEE MAY, IN ITS DISCRETION, REQUIRE ANY OTHER FEDERAL OR STATE TAXES IMPOSED ON THE SALE OF THE SHARES TO BE PAID BY THE PARTICIPANT. IN THE COMMITTEE'S DISCRETION, SUCH TAX OBLIGATIONS MAY BE PAID IN WHOLE OR IN PART IN SHARES OF COMMON STOCK, INCLUDING SHARES RETAINED FROM THE EXERCISE OF THIS OPTION, VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY. THE COMPANY AND ITS AFFILIATES MAY, TO THE EXTENT PERMITTED BY LAW, DEDUCT ANY SUCH TAX OBLIGATIONS FROM ANY PAYMENT OF ANY KIND OTHERWISE DUE TO THE PARTICIPANT.

         10. NOTICE OF SALE OF SHARES REQUIRED. THE PARTICIPANT AGREES TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS OF THE DISPOSITION OF ANY SHARES PURCHASED UPON EXERCISE OF THIS OPTION IF SUCH DISPOSITION OCCURS WITHIN TWO YEARS OF THE DATE OF THE GRANT OF THIS OPTION OR WITHIN ONE YEAR AFTER SUCH PURCHASE.

         11. RIGHTS LIMITED. THE COMMITTEE, IN ITS SOLE DISCRETION, SHALL DETERMINE FROM THE GROUP OF ELIGIBLE PERSONS WHETHER AN INDIVIDUAL SHALL BE A PARTICIPANT UNDER THE PLAN. ANY OPTION GRANT MADE UNDER THE PLAN SHALL BE MADE IN THE SOLE DISCRETION OF THE COMMITTEE, OR ITS DELEGATE AS APPOINTED IN ACCORDANCE WITH THE PLAN, AND NO PRIOR OPTION GRANT SHALL ENTITLE A PERSON TO ANY FUTURE AWARD. IN NO EVENT SHALL THE PLAN, OR ANY OPTION GRANT MADE UNDER THE PLAN, FORM A PART OF AN EMPLOYEE'S OR CONSULTANT'S CONTRACT OF EMPLOYMENT OR SERVICE, IF ANY. NEITHER THE PLAN, NOR ANY OPTION GRANT MADE UNDER THE PLAN, SHALL CONFER UPON ANY EMPLOYEE OR CONSULTANT OF THE COMPANY OR ITS AFFILIATE ANY RIGHT WITH RESPECT TO THE CONTINUANCE OF HIS OR HER EMPLOYMENT BY, OR OTHER SERVICE WITH, THE COMPANY OR ITS AFFILIATE, NOR SHALL THEY LIMIT THE RIGHTS OF THE COMPANY OR ITS AFFILIATE TO TERMINATE THE EMPLOYEE OR CONSULTANT OR OTHERWISE CHANGE THE TERMS OF SERVICE. NO PARTICIPANT OR DESIGNATED BENEFICIARY SHALL HAVE ANY RIGHTS AS A SHAREHOLDER WITH RESPECT TO ANY SHARES OF COMMON STOCK TO BE ISSUED UNDER THE PLAN OR ANY OPTION UNTIL HE OR SHE BECOMES THE HOLDER THEREOF. THE LOSS OF EXISTING OR POTENTIAL PROFIT IN AN OPTION GRANT SHALL NOT CONSTITUTE AN ELEMENT OF DAMAGES IN THE EVENT OF TERMINATION OF EMPLOYMENT OR SERVICE FOR ANY REASON, EVEN IF THE TERMINATION IS IN VIOLATION OF AN OBLIGATION OF THE COMPANY OR ITS AFFILIATE TO THE PARTICIPANT.

ACKNOWLEDGED AND AGREED:


------------------------------------
Participant Signature


------------------------------------
Participant Name (Print)


------------------------------------
Date



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(1) The exercisability of options held by Henri A. Termeer and Peter Wirth upon a change in control of the Company is governed by the terms of their respective Employment Agreements. This sentence therefore is not included in the form of Terms and Conditions for stock option grants to Mr. Termeer and Mr. Wirth.